                                                                      EXHIBIT 24

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Steven D. Whiteman, Mark R. Schonau, Michael A. Wolf and Catherine R. Hardwick, and each of them individually, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution for him and in his name, place and stead, in any and all capacities to (1) sign any and all amendments (including post-effective amendments) to the S-3 Registration Statement, which VIASOFT, Inc., a Delaware corporation (the "Company"), intends to file with the Securities and Exchange Commission (the "Commission") in connection with a secondary public offering of common stock of the Company ("Common Stock") and to file the same with the Commission; (2) effect the registration or qualification of the Common Stock for offer and sale under the securities or Blue Sky laws of any of the states of the United States of America, and to effect the registration of the Company as a dealer or broker in any such state or states wherein such registration is required or advisable for the purpose of offering or selling therein the Common Stock, and to execute and file such irrevocable written consents on the part of the undersigned to be sued in such state or states as may be requisite under the securities laws thereof in connection with said registration or qualification of the Common Stock or in connection with said registration of the Company as a dealer or broker, and to appoint the appropriate state official agent of the undersigned for the purpose of receiving and accepting process; and (3) effect the listing of additional shares of the Common Stock on the Nasdaq National Market; granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his or her other substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     This Power of Authority and all authority conferred hereby shall terminate on May 31, 1997 unless revoked in writing prior to such date.

     IN WITNESS WHEREOF, the undersigned has subscribed these presents in the capacities indicated on the date set forth opposite his signature.

                                          /s/ JOHN J. BARRY III
                                          --------------------------------------

                                          JOHN J. BARRY III
                                          --------------------------------------
                                          Print Name

                                          Witnessed: /s/ JOANNE S. UFER
                                                 -------------------------------

                                          JOANNE S. UFER
                                          --------------------------------------
                                          Print Name

STATE OF TEXAS       )
                     )    ss.
COUNTY OF HARRIS     )


     On this, the 4th day of February, 1997, before me, the undersigned Notary Public, personally appeared John J. Barry III, known to me to be the person whose name is subscribed to the within instrument and acknowledged that he executed the same for the purposed therein contained.

     IN WITNESS WHEREOF, I have hereunto set my hand and official seal.

                                          /s/ GWEN F. MCCREARY
                                          --------------------------------------
                                          Notary Public

My Commission Expires:
4-1-97
---------------------------------

                                                                      EXHIBIT 24

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Steven D. Whiteman, Mark R. Schonau, Michael A. Wolf and Catherine R. Hardwick, and each of them individually, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution for him and in his name, place and stead, in any and all capacities to (1) sign any and all amendments (including post-effective amendments) to the S-3 Registration Statement, which VIASOFT, Inc., a Delaware corporation (the "Company"), intends to file with the Securities and Exchange Commission (the "Commission") in connection with a secondary public offering of common stock of the Company ("Common Stock") and to file the same with the Commission; (2) effect the registration or qualification of the Common Stock for offer and sale under the securities or Blue Sky laws of any of the states of the United States of America, and to effect the registration of the Company as a dealer or broker in any such state or states wherein such registration is required or advisable for the purpose of offering or selling therein the Common Stock, and to execute and file such irrevocable written consents on the part of the undersigned to be sued in such state or states as may be requisite under the securities laws thereof in connection with said registration or qualification of the Common Stock or in connection with said registration of the Company as a dealer or broker, and to appoint the appropriate state official agent of the undersigned for the purpose of receiving and accepting process; and (3) effect the listing of additional shares of the Common Stock on the Nasdaq National Market; granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his or her other substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     This Power of Authority and all authority conferred hereby shall terminate on May 31, 1997 unless revoked in writing prior to such date.

     IN WITNESS WHEREOF, the undersigned has subscribed these presents in the capacities indicated on the date set forth opposite his signature.

                                          /s/ ALEXANDER S. KULI
                                          --------------------------------------

                                          ALEXANDER S. KULI
                                          --------------------------------------
                                          Print Name

                                          Witnessed: /s/ SHAWN BENSON
                                                 -------------------------------

                                          SHAWN BENSON
                                          --------------------------------------
                                          Print Name

STATE OF Hawaii     )
                    )     ss.
County of Maui      )


     On this, the 5th day of February, 1997, before me, the undersigned Notary Public, personally appeared Alexander S. Kuli, known to me to be the person whose name is subscribed to the within instrument and acknowledged that he executed the same for the purposed therein contained.

     IN WITNESS WHEREOF, I have hereunto set my hand and official seal.

                                          /s/ ARMIDA E. CHAMBERLAIN
                                          --------------------------------------
                                          Notary Public

My Commission Expires:
2/6/2000
---------------------------------

                                                                      EXHIBIT 24

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Steven D. Whiteman, Mark R. Schonau, Michael A. Wolf and Catherine R. Hardwick, and each of them individually, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution for him and in his name, place and stead, in any and all capacities to (1) sign any and all amendments (including post-effective amendments) to the S-3 Registration Statement, which VIASOFT, Inc., a Delaware corporation (the "Company"), intends to file with the Securities and Exchange Commission (the "Commission") in connection with a secondary public offering of common stock of the Company ("Common Stock") and to file the same with the Commission; (2) effect the registration or qualification of the Common Stock for offer and sale under the securities or Blue Sky laws of any of the states of the United States of America, and to effect the registration of the Company as a dealer or broker in any such state or states wherein such registration is required or advisable for the purpose of offering or selling therein the Common Stock, and to execute and file such irrevocable written consents on the part of the undersigned to be sued in such state or states as may be requisite under the securities laws thereof in connection with said registration or qualification of the Common Stock or in connection with said registration of the Company as a dealer or broker, and to appoint the appropriate state official agent of the undersigned for the purpose of receiving and accepting process; and (3) effect the listing of additional shares of the Common Stock on the Nasdaq National Market; granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his or her other substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     This Power of Authority and all authority conferred hereby shall terminate on May 31, 1997 unless revoked in writing prior to such date.

     IN WITNESS WHEREOF, the undersigned has subscribed these presents in the capacities indicated on the date set forth opposite his signature.

                                          /s/ ARTHUR C. PATTERSON
                                          --------------------------------------

                                          ARTHUR C. PATTERSON
                                          --------------------------------------
                                          Print Name

                                          Witnessed: /s/ JUDITH V. MAURER
                                                 -------------------------------

                                          JUDITH V. MAURER
                                          --------------------------------------
                                          Print Name

STATE OF California      )
                         )    ss.
County of San Francisco  )


     On this, the 5th day of February, 1997, before me, the undersigned Notary Public, personally appeared Arthur C. Patterson, known to me to be the person whose name is subscribed to the within instrument and acknowledged that he executed the same for the purpose therein contained.

     IN WITNESS WHEREOF, I have hereunto set my hand and official seal.

                                          /s/ JUDITH MAURER
                                          --------------------------------------
                                          Notary Public

My Commission Expires:
          8-2-99
--------------------------

                                                                      EXHIBIT 24

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Steven D. Whiteman, Mark R. Schonau, Michael A. Wolf and Catherine R. Hardwick, and each of them individually, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution for him and in his name, place and stead, in any and all capacities to (1) sign any and all amendments (including post-effective amendments) to the S-3 Registration Statement, which VIASOFT, Inc., a Delaware corporation (the "Company"), intends to file with the Securities and Exchange Commission (the "Commission") in connection with a secondary public offering of common stock of the Company ("Common Stock") and to file the same with the Commission; (2) effect the registration or qualification of the Common Stock for offer and sale under the securities or Blue Sky laws of any of the states of the United States of America, and to effect the registration of the Company as a dealer or broker in any such state or states wherein such registration is required or advisable for the purpose of offering or selling therein the Common Stock, and to execute and file such irrevocable written consents on the part of the undersigned to be sued in such state or states as may be requisite under the securities laws thereof in connection with said registration or qualification of the Common Stock or in connection with said registration of the Company as a dealer or broker, and to appoint the appropriate state official agent of the undersigned for the purpose of receiving and accepting process; and (3) effect the listing of additional shares of the Common Stock on the Nasdaq National Market; granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his or her other substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     This Power of Authority and all authority conferred hereby shall terminate on May 31, 1997 unless revoked in writing prior to such date.

     IN WITNESS WHEREOF, the undersigned has subscribed these presents in the capacities indicated on the date set forth opposite his signature.

                                          /s/ A. LEROY ELLISON
                                          --------------------------------------

                                          A. LEROY ELLISON
                                          --------------------------------------
                                          Print Name

                                          Witnessed: /s/ MICHAEL A. WOLF
                                                 -------------------------------

                                          MICHAEL A. WOLF
                                          --------------------------------------
                                          Print Name

STATE OF ARIZONA    )
                    )    ss.
County of Maricopa  )


     On this, the 6th day of February, 1997, before me, the undersigned Notary Public, personally appeared LeRoy Ellison, known to me to be the person whose name is subscribed to the within instrument and acknowledged that he executed the same for the purpose therein contained.

     IN WITNESS WHEREOF, I have hereunto set my hand and official seal.

                                          /s/ VALADA E. BOLSTER
                                          --------------------------------------
                                          Notary Public

My Commission Expires:
12-3-98
---------------------------------

                                                                      EXHIBIT 24

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Steven D. Whiteman, Mark R. Schonau, Michael A. Wolf and Catherine R. Hardwick, and each of them individually, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution for him and in his name, place and stead, in any and all capacities to (1) sign any and all amendments (including post-effective amendments) to the S-3 Registration Statement, which VIASOFT, Inc., a Delaware corporation (the "Company"), intends to file with the Securities and Exchange Commission (the "Commission") in connection with a secondary public offering of common stock of the Company ("Common Stock") and to file the same with the Commission; (2) effect the registration or qualification of the Common Stock for offer and sale under the securities or Blue Sky laws of any of the states of the United States of America, and to effect the registration of the Company as a dealer or broker in any such state or states wherein such registration is required or advisable for the purpose of offering or selling therein the Common Stock, and to execute and file such irrevocable written consents on the part of the undersigned to be sued in such state or states as may be requisite under the securities laws thereof in connection with said registration or qualification of the Common Stock or in connection with said registration of the Company as a dealer or broker, and to appoint the appropriate state official agent of the undersigned for the purpose of receiving and accepting process; and (3) effect the listing of additional shares of the Common Stock on the Nasdaq National Market; granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his or her other substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     This Power of Authority and all authority conferred hereby shall terminate on May 31, 1997 unless revoked in writing prior to such date.

     IN WITNESS WHEREOF, the undersigned has subscribed these presents in the capacities indicated on the date set forth opposite his signature.

                                          /s/ J. DAVID PARRISH
                                          --------------------------------------

                                          J. DAVID PARRISH
                                          --------------------------------------
                                          Print Name

                                          Witnessed: /s/ SUSAN M. REED
                                                 -------------------------------

                                          SUSAN M. REED
                                          --------------------------------------
                                          Print Name

STATE OF HAWAII    )
                   )  ss.
County of Hawaii   )


     On this, the 5th day of February, 1997, before me, the undersigned Notary Public, personally appeared J. David Parrish, known to me to be the person whose name is subscribed to the within instrument and acknowledged that he executed the same for the purpose therein contained.

     IN WITNESS WHEREOF, I have hereunto set my hand and official seal.

                                          /s/ LESLIE ERICKSON
                                          --------------------------------------
                                          Notary Public

My Commission Expires:
4/19/97
---------------------------------